Exhibit 99.1

CleanSpark Announces Agreement with Mawson Infrastructure Group to Acquire Turnkey Bitcoin Mining Facility

The already operational site in Sandersville, Georgia, includes 80 MW of total capacity supporting 2.4 EH/s of bitcoin mining; Total planned capacity is 230MW, expected to support 7.0 EH/s; Strategic acquisition serves to accelerate and consolidate CleanSpark’s standing at the top of the bitcoin mining sector

LAS VEGAS, Sept. 09, 2022 -- CleanSpark, Inc. (Nasdaq: CLSK) (“CleanSpark”), America’s Bitcoin Miner™, today announced it has entered into definitive agreements with Mawson Infrastructure Group Inc., (Nasdaq: MIGI) (“Mawson”) to acquire Mawson’s turnkey bitcoin mining facility in Sandersville, Georgia, for up to $33 million. The transaction is expected to add 1.4 exahashes per second (EH/s) to CleanSpark’s hashrate before year-end, 2.4 EH/s in early 2023 and 7.0 EH/s by the end of 2023. This capacity supports CleanSpark’s target of over 22 EH/s by the end of 2023.

CleanSpark has also agreed to purchase from Mawson 6,468 of the latest generation mining ASICs for approximately $9.5 million in cash, at a cost of $17 per terahash. These machines, already operating at the acquired site, will add over 558 petahashes per second (PH/s) of computing power immediately upon closing.

Under the terms of the agreements for the facility and miners, Mawson will receive approximately $26.5 million of cash consideration (including the $9.5 million for the miners) at closing; up to $11 million in CleanSpark stock (based upon the current trading price), $6.5 which is issuable at closing and the remaining $4.5 million of which is subject to reaching certain earn-out commitments; $3 million in seller financing in the form of promissory notes; and, an additional $2 million in a seller-financed earn-out payable at least 60 days post-closing upon certain conditions being met. The maximum total purchase price for the facility and miners is $42.5 million.

“We are pleased to welcome Mawson’s Sandersville site and its operating teams into the CleanSpark family,” said Zachary Bradford, CleanSpark’s chief executive officer. “The site is nothing but impressive—well-run by over 20 dedicated professionals who have taken significant pride in the design, development, and maintenance of the site. We are enthusiastic about Georgia and believe that our expansion there will continue to build value for our shareholders and the communities we operate in throughout Georgia.”

The turn-key infrastructure is currently capable of supporting 24,108 latest-generation miners. There is an ongoing effort to expand the facility by an additional 150 MW by late 2023. Upon completion of the planned expansion, the site would be capable of supporting 70,000 latest generation miners capable of producing over 7.0 EH/s

As part of the agreement, CleanSpark will provide up to 30 MW of temporary hosting capacity, for up to 180 days, while Mawson transfers miners to their Pennsylvania operations. This process is slated to begin in early 2023. Immediately upon completion, CleanSpark will use the space for self-mining.

“We have thoroughly enjoyed working with the CleanSpark team on this transaction and look forward to working closely with them going forward,” said James Manning, CEO and Founder of Mawson. “We now intend to focus our attention on the continued development of our Pennsylvania and Texas facilities where we see the opportunity for compelling returns on capital. We would like to sincerely thank the City of Sandersville for welcoming us into their community and being high-quality partners over the last several years.”

The agreement has been approved by the organizations’ respective boards of directors and is subject to customary closing conditions. CleanSpark and Mawson expect to close the transaction in early October.

“Georgia has one of the most favorable operating environments in the country,” said Matthew Schultz, CleanSpark’s executive chairman. “We have strategically grown our operations in Georgia because of the state’s strong business ethic, competitive power rates, and an abundance of carbon-free energy, specifically nuclear. Georgia is a terrific place to do business and call home. We are committed to being socially and environmentally responsible partners in this great state.”

CleanSpark has a strong tradition of supporting the communities it operates in. It has invested over $275 million in Georgia communities, which includes property and energy infrastructure upgrades, equipment and hardware investments, over 75 highly skilled and skilled jobs, scholarships, and various community sponsorships.

H.C. Wainwright & Co., LLC, served as financial advisor to CleanSpark. Baker Donelson and Katten Muchin Rosenman LLP served as legal counsel for CleanSpark in connection with the transaction.

About CleanSpark

CleanSpark (NASDAQ: CLSK) is America’s Bitcoin Miner™. Since 2014, we’ve helped people achieve energy independence for their homes and businesses. In 2020, we began applying that expertise to develop sustainable infrastructure for Bitcoin, an essential tool for financial independence and inclusion. We strive to leave the planet better than we found it by sourcing and investing in low-carbon energy like wind, solar, nuclear, and hydro. We cultivate trust and transparency among our employees, the communities we operate in, and the people around the world who depend on Bitcoin. CleanSpark is a Forbes 2022 America's Best Small Company and holds the 44th spot on the Financial Times' List of the 500 Fastest Growing Companies in the Americas. For more information about CleanSpark, please visit our website at www.cleanspark.com.

About Mawson Infrastructure

Mawson Infrastructure Group (NASDAQ: MIGI) is a digital infrastructure provider, with multiple operations throughout the USA and Australia. Mawson’s vertically integrated model is based on a long-term strategy to promote the global transition to the new digital economy. Mawson matches sustainable energy infrastructure with next-generation mobile data centre (MDC) solutions, enabling low-cost Bitcoin production and on-demand deployment of infrastructure assets. With a strong focus on shareholder returns and an aligned board and management, Mawson Infrastructure Group is emerging as a global leader in ESG focused Bitcoin mining and digital infrastructure. For more information, visit: www.mawsoninc.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding expectations for completion of the acquisition Mawson’s bitcoin mining facility, the resulting anticipated benefits to CleansSpark (including as to anticipated additions to CleanSpark’s hashrate and the timing thereof) and plans to expand the facility. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts contained in this press release may be forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements contained in this press release, but are not limited to statements regarding our future results of operations and financial position, industry and business trends, business strategy, expansion plans, market growth and our objectives for future operations.

The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the risk that the closing conditions are not satisfied and other risks that could affect the completion of the acquisition of Mawson’s bitcoin mining facility and the anticipated benefits of the acquisitions, including the risk that the electrical power available to the facility does not increase as expected; the success of its digital currency mining activities; the volatile and unpredictable cycles in the emerging and evolving industries in which we operate, increasing difficulty rates for bitcoin mining; bitcoin halving; new or additional governmental regulation; the anticipated delivery dates of new miners; the ability to successfully deploy new miners; the dependency on utility rate structures and government incentive programs; dependency on third-party power providers for expansion efforts; the expectations of future revenue growth may not be realized; the impact of global pandemics (including COVID-19) on logistics and shipping and the demand for our products and services; and other risks described in the Company's prior press releases and in its filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in the Company's Annual Report on Form 10-K and any subsequent filings with the SEC. The forward-looking statements in this press release are based upon information available to us as of the date of this press release, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

You should read this press release with the understanding that our actual future results, performance and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this press release. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise.

Investor Relations Contact

Matt Schultz, Executive Chairman (CleanSpark)

ir@cleanspark.com

Media Contacts

Isaac Holyoak (CleanSpark)

pr@cleanspark.com

Brett Maas (Mawson Infrastructure)
646-536-7331

brett@haydenir.com
www.haydenir.com